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Management Assessment of Compliance with Applicable Servicing Criteria

Citibank, N.A., (the “Custodian”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission, as set forth in Exhibit A (the “Applicable Servicing Criteria”), hereto, in connection with the servicing of (i) residential mortgage loans included in publicly issued residential mortgage- backed securities issued on or after January 1, 2006, and certain publicly issued residential mortgage-backed securities issued prior to January 1, 2006, certain residential mortgage transactions for which the Custodian has agreed to apply the servicing criteria set forth in Item 1122(d) of Regulation AB, for which the Custodian performs a particular servicing function pursuant to a custodial agreement with a third party, except for Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association residential mortgage loan securitizations unless notified that the residential mortgage loans are part of a special bond program for which the Custodian has agreed to apply the servicing criteria set forth in Item 1122(d) of Regulation AB, and (ii) commercial mortgage loans included in publicly issued commercial mortgage-backed securities issued on or after January 1, 2006, and certain privately offered commercial mortgage-backed securities issued on or after January 1, 2006 for which the Custodian has an obligation under the applicable transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB, in each case for which the Custodian provides document custody services (the “Platform”) as of and for the year ended December 31, 2025. The transactions covered by this report as of and for the year ended December 31, 2025 are listed on Exhibit B.

1.        Except as set forth in paragraph 2 below, the Custodian used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2025;

2.        The criteria listed as Inapplicable Servicing Criteria in Exhibit A hereto are inapplicable to the Custodian based on the activities it performs with respect to asset-backed securities transactions as of and for the year ended December 31, 2025;

3.        The Custodian has complied, in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2025.

The Custodian has amended its Management Assessment of Compliance with Applicable Servicing Criteria previously issued and dated February 27, 2026 to include a previously inadvertently omitted transaction in its Platform as noted in Exhibit B. This assertion of compliance supersedes Management Assessment of Compliance with Applicable Servicing Criteria previously issued and dated February 27, 2026; and

4.        KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Custodian’s assessment of compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2025.

March 19, 2026

By: /s/ Chris McCullough

Name: Chris McCullough

Title: Vice President, Citibank, N.A.

Exhibit A – Citibank, N.A. Custody Platform

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by Citibank, N.A.	Performed by Vendor(s) for which Citibank, N.A. is the Responsible Party	Performed by subservicer(s) or Vendor(s) for which Citibank, N.A. is NOT the Responsible Party	NOT performed by Citibank, N.A. or by subservicer(s) or Vendor(s) retained by Citibank, N.A.
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.				X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the loans are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.				X
Cash Collection and Administration
1122(d)(2)(i)

Payments on loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.				X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criteria, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.				X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset- backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.

Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Loans and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.				X
1122(d)(4)(iv)

Payments on loans, including any payoffs, made in accordance with the related loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.				X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for loans with variable rates are computed based on the related loan documents.				X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.				X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

2025 Exhibit B

Transactions where Citibank is the Custodian

Investor Code	Bond Number	Series	Cenlar IC	Security or Deal	Party the Servicer Is Reporting To (Master Servicer or Trustee or Investor)	Comments
77014			HY4	2008-WL32	HSBC MORTGAGE CORPORATION
20396			JY1	BALLY'S PARK PLACE INC	BALLY'S PARK PLACE INC
20877			KN7	Bank of America-GSS - Participation Deal	BANK OF AMERICA - GSS
20874			KQ9	Bank of America-Participation Deal	BANK OF AMERICA
BMARK 2024-V10
BMARK 2025-V13
BMARK 2025-V16
BMARK 2025-V19
BMO 2024-C10
BMO 2024-C8
BMO 2025-5C10
BMO 2025-C12
BMO 2025-C13
28164			KK0	BOFA FHLBI BUYBACKS	BOFA FHLBI BUYBACKS
29000			KK3	Broward HF P&I	BANK OF NEW YORK
BSARM 2007-2
7504			DQ2	CA Public Employees Retirement System	CA Public Employees Retirement
2312			JQ3	CAL RURAL PLAT RURAL ALLIANC	WELLS FARGO BANK, N.A. (CA Rua
2420			JQ9	CALPERS - PERSONAL	CALPERS - PERSONAL
60105			GZ3	CCO MORTGAGE	CCO MORTGAGE
7628			DT4	CENTERSTATE BANK OF FL	CENTERSTATE BANK OF FL, N.A.
2799			CQ0	CENTRAL MORTGAGE CO	CENTRAL MORTGAGE CO
6187			CV8	CHARTER ONE MORTGAGE	CCO MORTGAGE
28123			KJ4	CITIGROUP TRUST INVESTOR	CITIGROUP GLOBAL MARKETS REALI
2434			JR2	CITY OF SANTA CLARA	Housing Authority of the City
CMLTI 2004 - HYB4
CMLTI 2004-2
CMLTI 2004-HYB1
CMLTI 2004-HYB2
CMLTI 2004-HYB3
9009			EA0	CMLTI 2005 01	U.S. BANK NATIONAL ASSOCIATION
9009			PW0	CMLTI 2005 02	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2005 03
CMLTI 2005 04
CMLTI 2005 05
CMLTI 2005 06
CMLTI 2005 07
CMLTI 2005 08
CMLTI 2005 09
CMLTI 2005 10
				CMLTI 2005 11	Wells Fargo
CMLTI 2005 HE1
CMLTI 2005 HE3
CMLTI 2005 HE4
CMLTI 2005 WF1
CMLTI 2005 WF2
CMLTI 2005-SHL1
CMLTI 2006 04
CMLTI 2006 AR1
CMLTI 2006 AR2
9063			EG3	CMLTI 2006 AR3	U.S. BANK NATIONAL ASSOCIATION
9063			PW1	CMLTI 2006 AR5	U.S. BANK NATIONAL ASSOCIATION
9063			PW2	CMLTI 2006 AR6	U.S. BANK NATIONAL ASSOCIATION
9063			PW3	CMLTI 2006 AR7	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2006 AR9
CMLTI 2006-AMC1
77416			JH8	CMLTI 2006-FX1	WELLS FARGO CORPORATE TRUST SV
CMLTI 2006-HE1
CMLTI 2006-HE2
CMLTI 2006-HE3
CMLTI 2006-NC1
CMLTI 2006-NC2
CMLTI 2006-SHL1
CMLTI 2006-WF1
CMLTI 2006-WF2
CMLTI 2006-WFHE1
CMLTI 2006-WFHE2
CMLTI 2006-WFHE3
CMLTI 2006-WFHE4
CMLTI 2006-WMC1
CMLTI 2007 02
9063			PW5	CMLTI 2007 06	U.S. BANK NATIONAL ASSOCIATION
9062			PW4	CMLTI 2007 10	U.S. BANK NATIONAL ASSOCIATION
77418			JJ0	CMLTI 2007 10	U.S. BANK NATIONAL ASSOCIATION
9063			PW6	CMLTI 2007 AR1	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2007 AR4
CMLTI 2007 AR5
9077			PW7	CMLTI 2007 AR7	U.S. BANK NATIONAL ASSOCIATION
77124			PX2	CMLTI 2007 AR7	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2007 AR8
CMLTI 2007-AHL1
CMLTI 2007-AHL2
CMLTI 2007-AHL3
CMLTI 2007-AMC1
77420			JJ2	CMLTI 2007-AMC2	WELLS FARGO BANK NA
CMLTI 2007-AMC3
77417			JH9	CMLTI 2007-AMC4	WELLS FARGO CORP TRUST SERVICE
CMLTI 2007-OPX1
CMLTI 2007-SHL1
CMLTI 2007-WFHE1
77035			JA2	CMLTI 2008 02	U.S. BANK NATIONAL ASSOCIATION
CMLTI 2009-C
77099			JE2	CMLTI 2014-A	CITIBANK AGENCY AND TRUST
CMLTI-03-01
21047			KQ9	Envision Bank-Participation Deal	ENVISION BANK
2012			JM6	ESCAMBIA COUNTY HOUS FIN AUT	ESCAMBIA COUNTY HOUS FIN AUT
77069			JC1	FDIC - BANK UNITED, N.A.	FDIC - BANK UNITED, N.A.
60209			HK2	FIDELITY BANK	FIDELITY BANK
5905			KQ9	FNMA A/A-Participation Deal	FNMA A/A
4611	x		KP3	FNMA MBS
5515	x		BR1	FNMA MBS
5534	x		BY3	FNMA MBS		CBNA hold trailing documents, third party holds note
4625			KN7	FNMA MBS-Participation Deal	FNMA MBS
6179			JJ3	FNMA REMIC SERIES 2001-WL7	FNMA REMIC
77049			JJ4	FNMA REMIC SERIES 2009-W01	FNMA REMIC
3413	x		CC0	FREDDIE MAC
2070/2599			JN0	Greater South Texas Bank-Participation Deal	Greater South Texas Bank	CBNA hold trailing documents, third party holds note
9043			EF1	GSMPS 2005-RP3	BANK OF NEW YORK, N.A.
2078/2599			JN0	Heritage Bank-Participation Deal	Heritage Bank	CBNA hold trailing documents, third party holds note
28080			KJ2	HILLSBOROUGH COUNTY - 2006-A	HILLSBOROUGH COUNTY
2412			JQ7	HOUSING FINANCE OF BROWARD	BANK OF NEW YORK
60178			HG2	HUNTINGTON MORTGAGE GROUP	HUNTINGTON MORTGAGE GROUP
20327			JW1	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20335			JW8	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20336			JW9	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20337			JX0	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20338			JX1	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
20339			JX2	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
77075			JC7	HUNTINGTON NATIONAL BANK	HUNTINGTON NATIONAL BANK
2072/2599			JN0	Interstate Savings & Loan-Participation Deal	INTERSTATE SAVINGS and LOAN	CBNA hold trailing documents, third party holds note
2444			JR3	JPMORGAN CHASE P&I	JPMORGAN CHASE
7709			DV5	LASALLE GTS	BANK OF AMERICA - GSS
7349			DN0	MASS MUTUAL - MM35461-3	MASS MUTUAL LIFE INSURANCE CO.
7351			DN1	MASS MUTUAL - MM35464-7	MASS MUTUAL LIFE INSURANCE CO.
7352			DN2	MASS MUTUAL - MM35477-9	MASS MUTUAL LIFE INSURANCE CO.
6239			CY2	MASS MUTUAL - MM35604	MASS MUTUAL LIFE INSURANCE CO.
2422			JR1	MIAMI-DADE COUNTY	WELLS FARGO BANK
9089			EJ2	MM35663	MASS MUTUAL LIFE INSURANCE CO.
				Nomura Credit	Nationstar Mortgage
77087			JD7	NORTHWEST SAVINGS BANK	NORTHWEST SAVINGS BANK
NY 2025-299P
				PHHMC Mortgage Pass-Through Certificates, Series 2006-1	Citi Agency and Trust
				PHHMC Mortgage Pass-Through Certificates, Series 2006-2	Citi Agency and Trust
				PHHMC Mortgage Pass-Through Certificates, Series 2006-3	Citi Agency and Trust
				PHHMC Mortgage Pass-Through Certificates, Series 2006-4	Citi Agency and Trust
				PHHMC Mortgage Pass-Through Certificates, Series 2007-1	Citi Agency and Trust
2084			JP0	Prosperity Bank	PROSPERITY BANK	CBNA hold trailing documents, third party holds note
2599			JN0	PROSPERITY BANK - Participation Loans	Prosperity Bank	CBNA hold trailing documents, third party holds note
28148			KJ6	RBC WL59	RBC BANK
9011			EA2	RBSGC 2005-RP1	BANK OF NEW YORK, N.A.
20880/20883			KH4	REI OKLAHOMA	REI OKLAHOMA
6181			CV5	SERIES 2002-WL2	WELLS FARGO BANK (FNMA)
6184			CV6	SERIES 2002-WL8	BANK OF AMERICA - GSS
6186			CV7	SERIES 2002-WL9	BANK OF AMERICA - GSS
6196			CW3	SERIES 2003-WL12	BANK OF AMERICA - GSS
6198			CW4	SERIES 2003-WL23	BANK OF AMERICA - GSS
6192			CW0	SERIES 2003-WL5	BANK OF AMERICA - GSS
6194			CW1	SERIES 2003-WL7	BANK OF AMERICA - GSS
6231			CX8	SERIES 2004-WL7	CCO MORTGAGE
6994			DK7	SERIES 2005-03 DIAA	U S BANK CORPORATE TRUST
6993			DK6	SERIES 2005-03 PRAA	U S BANK CORPORATE TRUST
6995			DK8	SERIES 2005-03 PRBB	U S BANK CORPORATE TRUST
9102			EK2	SERIES 2005-04 DIAA	U S BANK CORPORATE TRUST
9101			EK1	SERIES 2005-04 PRAA	U S BANK CORPORATE TRUST
9105			EK5	SERIES 2005-04 PRCC	U S BANK CORPORATE TRUST
9108			EK8	SERIES 2005-05 DIAA	U S BANK CORPORATE TRUST
9107			EK7	SERIES 2005-05 PRAA	U S BANK CORPORATE TRUST
9111			EM1	SERIES 2005-05 PRCC	U S BANK CORPORATE TRUST
9113			EM2	SERIES 2005-06 PRAA	U S BANK CORPORATE TRUST
9118			EM6	SERIES 2005-07 DIAA	U S BANK CORPORATE TRUST
9117			EM5	SERIES 2005-07 PRAA	U S BANK CORPORATE TRUST
9119			EM7	SERIES 2005-07 PRBB	U S BANK CORPORATE TRUST
9124			EN1	SERIES 2005-08 DIAA	U S BANK CORPORATE TRUST
9123			EN0	SERIES 2005-08 PRAA	U S BANK CORPORATE TRUST
9125			EN2	SERIES 2005-08 PRBB	U S BANK CORPORATE TRUST
6998			DL1	SERIES 2005-A1 DIAA	U S BANK CORPORATE TRUST
6997			DL0	SERIES 2005-A1 PRAA	U S BANK CORPORATE TRUST
6999			DL2	SERIES 2005-A1 PRBB	U S BANK CORPORATE TRUST
9932			GG8	SERIES 2006-01	U S BANK CORPORATE TRUST
9128			EN4	SERIES 2006-01 DIAA	U S BANK CORPORATE TRUST
9136			EN9	SERIES 2006-01 DIEE	U S BANK CORPORATE TRUST
9127			EN3	SERIES 2006-01 PRAA	U S BANK CORPORATE TRUST
9131			EN7	SERIES 2006-01 PRCC	U S BANK CORPORATE TRUST
9135			EN8	SERIES 2006-01 PREE	U S BANK CORPORATE TRUST
9933			GG9	SERIES 2006-02	U S BANK CORPORATE TRUST
9144			EP6	SERIES 2006-02 DIAA	U S BANK CORPORATE TRUST
9143			EP5	SERIES 2006-02 PRAA	U S BANK CORPORATE TRUST
9145			EP7	SERIES 2006-02 PRBB	U S BANK CORPORATE TRUST
9149			EQ1	SERIES 2006-02 PRDD	U S BANK CORPORATE TRUST
9934			GH0	SERIES 2006-03	U S BANK CORPORATE TRUST
9156			EQ7	SERIES 2006-03 DIAA	U S BANK CORPORATE TRUST
9155			EQ6	SERIES 2006-03 PRAA	U S BANK CORPORATE TRUST
9157			EQ8	SERIES 2006-03 PRBB	U S BANK CORPORATE TRUST
9159			ER0	SERIES 2006-03 PRCC	U S BANK CORPORATE TRUST
9161			ER2	SERIES 2006-03 PRDD	U S BANK CORPORATE TRUST
9164			ER5	SERIES 2006-04 DIAA	U S BANK CORPORATE TRUST
9163			ER4	SERIES 2006-04 PRAA	U S BANK CORPORATE TRUST
9192			EW0	SERIES 2006-05 DIAA	U S BANK CORPORATE TRUST
9191			EU9	SERIES 2006-05 PRAA	U S BANK CORPORATE TRUST
9195			EW3	SERIES 2006-05 PRCC	U S BANK CORPORATE TRUST
9196			EW4	SERIES 2006-05 PRDD	U S BANK CORPORATE TRUST
9199			EW7	SERIES 2006-06 DIAA	U S BANK CORPORATE TRUST
9198			EW6	SERIES 2006-06 PRAA	U S BANK CORPORATE TRUST
9200			EW8	SERIES 2006-06 PRBB	U S BANK CORPORATE TRUST
9208			EX5	SERIES 2006-07 DIAA	U S BANK CORPORATE TRUST
9207			EX4	SERIES 2006-07 PRAA	U S BANK CORPORATE TRUST
9213			EX9	SERIES 2006-07 PRDD	U S BANK CORPORATE TRUST
9138			EP1	SERIES 2006-A1 DIAA	U S BANK CORPORATE TRUST
9137			EP0	SERIES 2006-A1 PRAA	U S BANK CORPORATE TRUST
9139			EP2	SERIES 2006-A1 PRBB	U S BANK CORPORATE TRUST
9141			EP4	SERIES 2006-A1 PRCC	U S BANK CORPORATE TRUST
9152			EQ3	SERIES 2006-A2 DIAA	U S BANK CORPORATE TRUST
9154			EQ5	SERIES 2006-A2 DIBB	U S BANK CORPORATE TRUST
9151			EQ2	SERIES 2006-A2 PRAA	U S BANK CORPORATE TRUST
9153			EQ4	SERIES 2006-A2 PRBB	U S BANK CORPORATE TRUST
9172			ET2	SERIES 2006-A3 DIAA	U S BANK CORPORATE TRUST
9176			ET6	SERIES 2006-A3 DICC	U S BANK CORPORATE TRUST
9171			ET1	SERIES 2006-A3 PRAA	U S BANK CORPORATE TRUST
9173			ET3	SERIES 2006-A3 PRBB	U S BANK CORPORATE TRUST
9175			ET5	SERIES 2006-A3 PRCC	U S BANK CORPORATE TRUST
9178			ET8	SERIES 2006-A4 DIAA	U S BANK CORPORATE TRUST
9177			ET7	SERIES 2006-A4 PRAA	U S BANK CORPORATE TRUST
9179			ET9	SERIES 2006-A4 PRBB	U S BANK CORPORATE TRUST
9181			EU0	SERIES 2006-A4 PRCC	U S BANK CORPORATE TRUST
9184			EU2	SERIES 2006-A5 DIAA	U S BANK CORPORATE TRUST
9183			EU1	SERIES 2006-A5 PRAA	U S BANK CORPORATE TRUST
9185			EU3	SERIES 2006-A5 PRBB	U S BANK CORPORATE TRUST
9188			EU6	SERIES 2006-A5 PRDD	U S BANK CORPORATE TRUST
9190			EU8	SERIES 2006-A5 PREE	U S BANK CORPORATE TRUST
9203			EX0	SERIES 2006-A6 DIAA	U S BANK CORPORATE TRUST
9206			EX3	SERIES 2006-A6 DICC	U S BANK CORPORATE TRUST
9202			EW9	SERIES 2006-A6 PRAA	U S BANK CORPORATE TRUST
9205			EX2	SERIES 2006-A6 PRCC	U S BANK CORPORATE TRUST
9216			EY2	SERIES 2006-A7 DIAA	U S BANK CORPORATE TRUST
9220			EY6	SERIES 2006-A7 DICC	U S BANK CORPORATE TRUST
9215			EY1	SERIES 2006-A7 PRAA	U S BANK CORPORATE TRUST
9217			EY3	SERIES 2006-A7 PRBB	U S BANK CORPORATE TRUST
9219			EY5	SERIES 2006-A7 PRCC	U S BANK CORPORATE TRUST
9935			GH1	SERIES 2007-01	U S BANK CORPORATE TRUST
9232			EZ6	SERIES 2007-01 DICC	U S BANK CORPORATE TRUST
9227			EZ2	SERIES 2007-01 PRAA	U S BANK CORPORATE TRUST
9231			EZ5	SERIES 2007-01 PRCC	U S BANK CORPORATE TRUST
9936			GH2	SERIES 2007-02	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9234			EZ8	SERIES 2007-02 DIAA	U S BANK CORPORATE TRUST
9240			FJ2	SERIES 2007-02 DIDD	U S BANK CORPORATE TRUST
9233			EZ7	SERIES 2007-02 PRAA	U S BANK CORPORATE TRUST
9237			FJ0	SERIES 2007-02 PRCC	U S BANK CORPORATE TRUST
9239			FJ1	SERIES 2007-02 PRDD	U S BANK CORPORATE TRUST
9260			FU1	SERIES 2007-03 DIAA	U S BANK CORPORATE TRUST
9259			FU0	SERIES 2007-03 PRAA	U S BANK CORPORATE TRUST
9261			FU2	SERIES 2007-03 PRBB	U S BANK CORPORATE TRUST
9263			FU4	SERIES 2007-03 PRCC	U S BANK CORPORATE TRUST
9265			FU5	SERIES 2007-03 PRDD	U S BANK CORPORATE TRUST
9268			FU8	SERIES 2007-04 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9273			FV2	SERIES 2007-04 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9267			FU7	SERIES 2007-04 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9272			FV1	SERIES 2007-04 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9281			FX0	SERIES 2007-05 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9287			FX6	SERIES 2007-05 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9280			FV9	SERIES 2007-05 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9286			FX5	SERIES 2007-05 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9295			FZ4	SERIES 2007-06 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9300			FZ8	SERIES 2007-06 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9294			FZ3	SERIES 2007-06 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9299			FZ7	SERIES 2007-06 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9312			GD0	SERIES 2007-07 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9311			GB9	SERIES 2007-07 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9315			GD3	SERIES 2007-07 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9317			GD4	SERIES 2007-07 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9325			GE1	SERIES 2007-08 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9319			GD6	SERIES 2007-08 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9321			GD8	SERIES 2007-08 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9324			GE0	SERIES 2007-08 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9331			GE7	SERIES 2007-09 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9335			GF1	SERIES 2007-09 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9330			GE6	SERIES 2007-09 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9334			GF0	SERIES 2007-09 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9222			EY8	SERIES 2007-A1 DIAA	U S BANK CORPORATE TRUST
9226			EZ1	SERIES 2007-A1 DICC	U S BANK CORPORATE TRUST
9221			EY7	SERIES 2007-A1 PRAA	U S BANK CORPORATE TRUST
9223			EY9	SERIES 2007-A1 PRBB	U S BANK CORPORATE TRUST
9225			EZ0	SERIES 2007-A1 PRCC	U S BANK CORPORATE TRUST
9242			FJ4	SERIES 2007-A2 DIAA	U S BANK CORPORATE TRUST
9246			FJ7	SERIES 2007-A2 DICC	U S BANK CORPORATE TRUST
9241			FJ3	SERIES 2007-A2 PRAA	U S BANK CORPORATE TRUST
9243			FJ5	SERIES 2007-A2 PRBB	U S BANK CORPORATE TRUST
9245			FJ6	SERIES 2007-A2 PRCC	U S BANK CORPORATE TRUST
9248			FJ9	SERIES 2007-A3 DIAA	U S BANK CORPORATE TRUST
9252			FQ3	SERIES 2007-A3 DICC	U S BANK CORPORATE TRUST
9247			FJ8	SERIES 2007-A3 PRAA	U S BANK CORPORATE TRUST
9249			FQ0	SERIES 2007-A3 PRBB	U S BANK CORPORATE TRUST
9251			FQ2	SERIES 2007-A3 PRCC	U S BANK CORPORATE TRUST
9254			FQ5	SERIES 2007-A4 DIAA	U S BANK CORPORATE TRUST
9258			FQ9	SERIES 2007-A4 DICC	U S BANK CORPORATE TRUST
9253			FQ4	SERIES 2007-A4 PRAA	U S BANK CORPORATE TRUST
9255			FQ6	SERIES 2007-A4 PRBB	U S BANK CORPORATE TRUST
9257			FQ8	SERIES 2007-A4 PRCC	U S BANK CORPORATE TRUST
9275			FV4	SERIES 2007-A5 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9279			FV8	SERIES 2007-A5 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9274			FV3	SERIES 2007-A5 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9276			FV5	SERIES 2007-A5 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9278			FV7	SERIES 2007-A5 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9289			FX8	SERIES 2007-A6 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9291			FZ0	SERIES 2007-A6 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9293			FZ2	SERIES 2007-A6 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9288			FX7	SERIES 2007-A6 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9290			FX9	SERIES 2007-A6 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9292			FZ1	SERIES 2007-A6 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9302			GB0	SERIES 2007-A7 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9304			GB2	SERIES 2007-A7 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9306			GB4	SERIES 2007-A7 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9308			GB6	SERIES 2007-A7 DIDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9310			GB8	SERIES 2007-A7 DIEE	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9301			FZ9	SERIES 2007-A7 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9303			GB1	SERIES 2007-A7 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9305			GB3	SERIES 2007-A7 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9307			GB5	SERIES 2007-A7 PRDD	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9309			GB7	SERIES 2007-A7 PREE	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9327			GE3	SERIES 2007-A8 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9329			GE5	SERIES 2007-A8 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9326			GE2	SERIES 2007-A8 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9328			GE4	SERIES 2007-A8 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9337			GF3	SERIES 2008-01 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9341			GF7	SERIES 2008-01 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9336			GF2	SERIES 2008-01 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9340			GF6	SERIES 2008-01 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9345			GF9	SERIES 2008-02 DIAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9347			GG1	SERIES 2008-02 DIBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9349			GG3	SERIES 2008-02 DICC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9344			GF8	SERIES 2008-02 PRAA	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9346			GG0	SERIES 2008-02 PRBB	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
9348			GG2	SERIES 2008-02 PRCC	U S BANK CORPORATE TRUST	CBNA hold trailing documents, third party holds note
77036			JA3	SERIES FNMA 2002-W8	WELLS FARGO BANK (FNMA)
2075/2599			JN0	Southwest Bank-Participation Deal	Southwest Bank	CBNA hold trailing documents, third party holds note
7873			DW7	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7874			DW8	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7875			DW9	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7876			DX0	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7877			DX1	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK (FNMA)
7881			DX5	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK
7901			DZ0	WELLS FARGO BANK (FNMA)	WELLS FARGO BANK
7403			DQ0	WELLS FARGO BANK, NA	WELLS FARGO BANK, NA
7405			DQ1	WELLS FARGO BANK, NA	WELLS FARGO BANK, NA
2083			JN9	Woodforest National Bank	Woodforest National Bank	CBNA hold trailing documents, third party holds note